As filed with the Securities and Exchange Commission on April 23, 2013

Registration Nos.                                033-33419
811-06130

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [  ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 36	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [  ]

Amendment No. 38	[X]

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C
(Exact Name of Registrant)

FIRST INVESTORS LIFE INSURANCE COMPANY
(Name of Depositor)

55 Broadway, New York, New York 10006
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Carol E. Springsteen
First Investors Life Insurance Company
55 Broadway
New York, New York 10006
(Name and Address of Agent for Service)

Copies of all communications to:
K&L Gates LLP
1601 K Street, NW
Washington, DC  20006-1600
Attn: Diane Ambler, Esq.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement

It is proposed that this filing will become effective (check the appropriate box):

☐           Immediately upon filing pursuant to paragraph (b) of Rule 485

☒           On May 1, 2013 pursuant to paragraph (b) of Rule 485

☐           60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐           On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Units of interest in First Investors Life Variable Annuity Fund C under individual flexible premium deferred variable annuity contracts.

The Tax Tamer® I
an Individual Variable Annuity Contract
First Investors Life Variable Annuity Fund C
(Separate Account C)
First Investors Life Insurance Company
55 Broadway, New York, New York 10006/ (800) 832-7783

This prospectus describes an individual variable annuity Contract (the "Contract") formerly offered by First Investors Life Insurance Company (“First Investors Life”, “We”, “Us” or “Our”). The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, receive annuity payments for a lifetime based upon the Contract’s accumulated value.

New Contracts are not currently being offered for sale. Existing Contractowners may continue to make additional payments under their respective Contract.

When You invest in a Contract, You allocate Your Purchase Payments (less certain charges) to one or more “Subaccounts” of Separate Account C. Each of these Subaccounts invests in a corresponding “Fund” of the First Investors Life Series Funds (“Life Series Funds”). The amount You accumulate depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money.

Please read this prospectus and keep it for future reference. It contains important information that You should know. We filed a Statement of Additional Information (“SAI”), dated May 1, 2013, with the Securities and Exchange Commission (“SEC”). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus. You can get a free SAI by contacting Us at Raritan Plaza 1, Edison, New Jersey 08837, by calling the telephone number shown above or by visiting Our website www.firstinvestors.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Text-only versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec./gov.

The SEC has not approved or disapproved these securities or passed judgment on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only if attached to the current prospectus for the Life Series Funds.
The date of this prospectus is May 1, 2013.

CONTENTS

FEES AND EXPENSES	1
HISTORICAL ACCUMULATION UNIT INFORMATION	3
OVERVIEW OF THE CONTRACT	6
Summary of Risks and Rewards of the Contract	6
How the Contract Works	7
Who We Are and How to Contact Us	7
THE CONTRACT IN DETAIL	11
Application and Purchase Payments	11
Allocation of Purchase Payments to Subaccounts	11
Reallocations Among Subaccounts	11
What Are Our Policies on Frequent Reallocations Among Subaccounts?	12
What Are the Risks to Contractowners of Frequent Reallocations?	12
The Accumulation Period	12
The Annuity Period	14
Your Right to Cancel the Contract	16
FINANCIAL INFORMATION	17
Calculating Values	17
Contract Expenses	17
Federal Tax Information	19
OTHER INFORMATION	23
Voting Rights	23
Processing Transactions	23
Reservation of Rights	24
Contract Years and Anniversaries	24
State Variations	24
Distribution of the Contract	24
Reports	24
Financial Statements	25
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	26

First Investors Life does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.

The Units of interest under the Contract are offered in a limited number of states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. First Investors Life does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached prospectus or any supplements thereto or in any supplemental sales material We authorize.

GLOSSARY OF SPECIAL TERMS

Accumulated Value – The value of all the Accumulation Units credited to the Contract.

Accumulation Period – The period between the date of issue of a Contract and the Annuity Commencement Date or the death of either the Annuitant or Contractowner.

Accumulation Unit – A unit that measures the value of a Contractowner's interest in a Subaccount of Separate Account C before the Annuity Commencement Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Annuitant – The person whose life is the measure for determining the amount and duration of annuity payments and upon whose death, prior to the Annuity Commencement Date, the death benefit under the Contract becomes payable.

Annuity Commencement Date – The date on which We begin making annuity payments.

Annuity Unit – A unit that determines the amount of each annuity payment after the first annuity payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.

Annuity Value – The value of the Annuity Units credited to the Contract during the annuity income period following the Annuity Commencement Date.

Beneficiary – The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.

Business Day – Any date on which the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE is closed most national holidays and Good Friday.

Contract – An individual variable annuity Contract offered by this prospectus.

Contractowner – The person or entity with legal rights of ownership of the Contract.

Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount and guaranteed throughout the annuity income period.

General Account – All assets of First Investors Life other than those allocated to Separate Account C and other segregated investment accounts of First Investors Life.

Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our Administrative Office or other office We may designate (“Administrative Office”), that contains all information required by Us to process the transaction.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Joint Annuitant – The designated second person under a joint and survivor life annuity.

Net Accumulated Value – The accumulated value less any applicable premium taxes not previously deducted.

Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).

Separate Account C – The segregated investment account entitled "First Investors Life Variable Annuity Fund C", established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

Subaccount – A segregated investment subaccount under Separate Account C that corresponds to a Fund of the Life Series Funds. The assets of a Subaccount are invested in shares of the corresponding Fund of the Life Series Funds.

Valuation Period – The period beginning at the end of any Business Day and extending to the end of the next Business Day.

Variable Annuity Payment – Annuity payments that vary in dollar amount, in accordance with the net investment experience of the Subaccounts, throughout the annuity income period.

We (and Our) – First Investors Life.

You (and Your) – An actual or prospective Contractowner who is reading the prospectus.

FEES AND EXPENSES

The following tables below show the fees and expenses that You will incur when You buy, own and surrender a Contract.

The first table describes the fees and expenses that You will pay at the time that You buy the Contract. State premium taxes may also be deducted.

Contractowner Transaction Expenses
Maximum Sales Charge Imposed on Purchases
(as a percentage of Purchase Payment)	7.00%

The next table describes the fees and expenses that You will pay periodically during the time You own the Contract, not including Fund fees and expenses.

Annual Contract Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.00%
Administrative Charge	0.00%†
Total Annual Contract Expenses	1.00%

† We  may deduct an administrative charge of $7.50 per year if the Accumulated Value of a Contract is less than $1,500. (See "Administrative Charge"). For more complete descriptions of the various charges and expenses shown, please refer to “FINANCIAL INFORMATION: Contract Expenses – Sales Charge, Mortality and Expense Charge, and Other Charges.”

The next table shows the minimum and maximum total annual fund operating expenses of the underlying Life Series Funds, as of December 31, 2012*. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the Life Series Funds.

Total Annual Fund Operating Expenses*
(expenses that are deducted from Fund assets, including management fees and other expenses)
	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.80%	0.99%

The following examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract fees, separate account annual expenses and fees and expenses of the Funds. The examples assume that You invest $10,000 in the Contract for the time periods indicated. The examples also assume that Your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds(*). Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:

If You surrender, annuitize or do not surrender Your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Cost	$888	$1,281	$1,698	$2,855
Minimum Cost	$870	$1,227	$1,607	$2,668

*Expenses are based in part on estimated expenses expected to be incurred for the Opportunity and Total Return Funds for the fiscal year ending December 31, 2013.

You should not consider the expenses in the example as a representation of past or future expenses. Actual expenses in future years may be more or less than those shown.

HISTORICAL ACCUMULATION UNIT INFORMATION

This table shows the Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C for the last 11 fiscal years (or the life of the Subaccount, if less).  For years 2010 and later, the number of Accumulation Units shown below pertain to Contracts offered under this prospectus.

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Cash Management Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	14.752 14.685 14.641 14.850 15.343 15.893 16.054 15.921 15.763 15.606 15.450	502,124.2 331,160.4 241,012.6 182,146.8 193,491.2 518,520.1 376,675.7 303,014.8 333,233.6 248,102.9 197,083.4
Equity Income Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	12.336 15.583 17.956 18.859 22.673 22.299 15.585 18.675 21.138 21.248 23.392	2,191,399.4 2,109,425.1 1,972,594.1 1,899,062.7 1,710,351.1 1,577,727.6 1,377,531.8 1,184,140.4 1,040,493.5 921,953.9 817,244.4
Fund For Income Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	23.727 29.630 32.251 32.061 34.842 34.860 25.589 34.240 38.547 40.322 45.313	729,993.3 733,776.6 683,685.6 631,781.4 535,648.1 482,188.2 413,012.8 374,655.5 337,794.5 336,095.4 315,698.4

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Government Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	18.403 18.800 19.287 19.579 20.121 21.225 22.471 23.199 24.075 25.125 25.359	828,693.2 767,494.4 635,482.9 585,087.8 529,973.1 514,817.5 514,512.9 493,703.6 489,588.9 451,022.9 436,091.8
Growth & Income Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	31.726 40.575 44.498 47.227 53.468 53.985 34.625 43.894 50.493 51.173 59.506	2,829,687.0 2,578,414.0 2,306,271.9 2,079,072.7 1,821,672.0 1,626,474.0 1,401,403.1 1,216,234.8 1,091,296.8 1,607,582.3 1,412,861.6
International Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	17.805 23.361 26.499 28.654 36.252 43.425 24.983 30.482 34.238 34.115 40.816	1,755,747.0 1,521,685.8 1,353,502.7 1,207,617.0 1,081,518.6 1,010,952.9 888,496.3 782,978.8 682,393.1 611,988.5 538,222.9
Investment Grade Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	19.085 20.521 21.137 21.201 21.828 22.803 19.957 23.896 25.849 27.185 29.938	1,082,965.1 1,047,192.3 938,241.9 880,520.1 758,876.0 738,222.8 655,153.9 618,028.3 618,638.5 612,267.1 610,092.1

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Opportunity Subaccount*	December 31, 2012	10.056	129.6
Select Growth Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	6.050 7.650 8.018 8.378 9.080 10.016 5.804 6.315 7.572 7.890 8.851	514,316.2 509,518.5 428,049.7 368,155.3 303,144.2 271,525.5 326,913.1 320,182.6 300,998.5 333,422.0 343,794.0
Special Situations Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	25.375 34.982 39.060 40.658 49.314 52.055 34.401 44.537 55.810 56.494 61.529	1,568,730.8 1,406,523.1 1,233,285.0 1,098,894.8 960,282.3 856,791.0 732,305.6 653,636.4 574,072.1 520,274.0 461,246.2
Target Maturity 2015 Subaccount	December 31, 2002 December 31, 2003 December 31, 2004 December 31, 2005 December 31, 2006 December 31, 2007 December 31, 2008 December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012	14.307 14.623 15.704 16.231 16.367 17.776 20.162 19.518 20.982 22.256 22.219	299,907.1 362,596.9 333,577.9 328,561.4 326,719.7 376,024.8 361,598.5 330,511.9 358,649.2 324,851.7 294,308.5
Total Return Subaccount*	December 31, 2012	9.926	0.0

*The inception date for the Opportunity Subaccount and the Total Return Subaccounts was December 17, 2012.  The Accumulation Unit values for each of these Subaccounts initially was set at $10.00 on December 17, 2012.

OVERVIEW OF THE CONTRACT

This overview highlights some basic information about the Contract offered by First Investors Life in this prospectus. You will find more information about the Contract in “THE CONTRACT IN DETAIL” section of this prospectus.

SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:

■   There are 12 Subaccounts available under the Contract, each with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the Life Series Funds.

■   You defer payment of income taxes on any gains until You access Your money through withdrawals or one of Our annuity pay-out options. This gives Your money the potential to grow faster.

■   You can also reallocate Your accumulated assets among the Subaccounts, as Your circumstances change, without incurring current income taxes.

■   Moreover, there are no income or contribution limits – such as those that exist on individual retirement accounts (“IRAs”) or 401(k)s – that restrict the amount that You can invest. You control how much You invest for Your retirement so long as You meet Our minimum investment requirements, and when and how often You wish to add to Your Contract.

■   We guarantee a minimum death benefit which protects Your principal from market declines if You die.

■   You can receive an annuity pay-out providing a stream of income to suit Your needs for the rest of Your life.

There are several risk factors that You should consider:

■   You bear all of the investment risk of the Funds that correspond to the Subaccounts You select, which means You could lose money.

■   An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.

■   Because a 10% federal tax penalty is generally imposed on the taxable portion of withdrawals prior to age 59½, You should not invest in the Contract if You have short-term investment objectives which would require You to liquidate all or a portion of the Contract prior to reaching age 59½.

■   A minimum holding period is often necessary before the tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.

■   A tax-deferred accrual feature is already provided by any tax-qualified arrangement such as an IRA. Therefore, You should have reasons other than tax deferral, such as the additional benefits, for purchasing a Contract within an IRA or other arrangement that receives tax deferral through the Internal Revenue Code.

■   A partial withdrawal or total surrender of a Contract is taxed as ordinary income to the extent that the Accumulated Value exceeds Your principal contribution to the Contract (i.e., on an “income first” basis).

■   The death benefit paid to a Beneficiary of the Contract is taxed as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s principal contribution to the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You. The amount of the death benefit on a life insurance policy passes income-tax free to the Beneficiary; an annuity death benefit does not.

HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Period and an annuity income period. During the Accumulation Period, earnings on Your investment accumulate on a tax-deferred basis. The annuity income period begins when You convert from the Accumulation Period by agreeing that the Annuitant will start receiving regular annuity payments after the Accumulated Value has been applied to one of the annuity options in accordance with the annuity rates in the Contracts. You can select one of several annuity income payment options.

The Contract is a “variable” annuity because Your Accumulated Value during the Accumulation Period and the amount of Your variable annuity payments during the annuity income phase fluctuate based on the performance of the Funds underlying the Subaccounts You have selected. As a result, the Accumulated Value in Your Contract and Your variable annuity payments may increase or decrease. You are permitted to allocate Your Purchase Payments in up to 5 of 12 available Subaccounts We offer under the Contract, as long as each allocation is at least 10% of the Purchase Payment. Subject to certain limitations, You may reallocate Your Accumulated Value or Annuity Value.

The Contract provides a guaranteed death benefit that is payable to a Beneficiary when the Contractowner or Annuitant dies during the Accumulation Period. The Contract guarantees that the Beneficiary will receive upon the death of the Annuitant the greater of (i) the total Purchase Payments less any withdrawals or (ii) the Accumulated Value. Upon the death of the Contractowner, We pay only the Accumulated Value to the Beneficiary. We pay the death benefit when We receive both proof of death and appropriate instructions for payment.

You may withdraw a portion or all of the Accumulated Value during the Accumulation Period.

WHO WE ARE AND HOW TO CONTACT US
First Investors Life
First Investors Life Insurance Company, with its home office at 55 Broadway, New York, New York 10006, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance and annuities.

First Investors Life is part of First Investors Consolidated Corporation ("FICC"), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include: First Investors Corporation ("FIC"), the distributor of the Contracts; First Investors Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Administrative Data Management Corp., the transfer agent for the Life Series Funds.

For information or service concerning a Contract, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax Us at 732-855-5935. You can also contact Us through Our Website at www.firstinvestors.com.

You should send any Purchase Payments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office.

To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account C
First Investors Life Variable Annuity Fund C ("Separate Account C") was established on December 21, 1989 under New York Insurance Law. Separate Account C (the “Separate Account”) is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).

We segregate the assets of the Separate Account from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to the Separate Account. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on a Separate Account. We credit to, or charge against, the Subaccounts of each Separate Account realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations.

Each Subaccount invests its assets in a corresponding Fund of the Life Series Funds at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.

The Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of 12 separate series (“Funds”), all of which are available to Contractowners of Separate Account C. Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity Contract issued by First Investors Life.

Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us.

Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.

FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 55 Broadway, New York, New York 10006. FIMCO and Life Series Funds have retained Smith Asset Management Group, L.P., 100 Crescent Court Suite 1150 Dallas, TX 75201, to serve as the subadviser of the Select Growth Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Special Situations Fund, Vontobel Asset Management, Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund and Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as subadviser for the Fund For Income.

The following table includes each available Fund’s investment objective. There is no assurance that any of the Funds will achieve its stated objective(s). There is a Subaccount with the same name as its corresponding underlying Fund. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully.

The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing.

Fund	Investment Objective

Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Equity Income Fund	Total return.
Fund for Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Opportunity Fund	Long-term capital growth.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Target Maturity 2015 Fund	A predictable compounded investment return for those who hold their Fund shares until the Fund’s maturity, consistent with preservation of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

THE CONTRACT IN DETAIL

APPLICATION AND PURCHASE PAYMENTS
We are currently not offering or accepting applications for new Tax Tamer I Contracts.

Existing Contractowners may make additional Purchase Payments under a Contract of at least $200 each at any time after Contract issuance.

Your additional Purchase Payments buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt at Our Administrative Office in Good Order. We make these allocations after deductions for sales expenses (see “Contract Expenses - Sales Charge”).

We value Accumulation Units at the end of each Business Day (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Business Day in a manner meeting Our requirements, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment after the end of the Business Day, We will process the payment based upon the next Business Day’s Accumulation Unit values.

ALLOCATION OF PURCHASE PAYMENTS TO SUBACCOUNTS
When You purchase a Contract You may select a percentage allocation among up to  5 of the 12 Subaccounts. You may not allocate less than 10% of a Purchase Payment to any Subaccount. We reserve the right to adjust Your allocation to eliminate fractional percentages.

REALLOCATIONS AMONG SUBACCOUNTS
You may subsequently reallocate the Accumulated Value of Your Contract, among the Subaccounts, provided that You invest in no more than 5 at any one time and no less than 10% of the aggregate Annuity Unit value is in each of Your Subaccounts. A request to reallocate may be made on Our Subaccount reallocation form or by telephone, subject to the restrictions discussed below. If We receive a written reallocation request in Our Administrative Office before the end of a Business Day (generally 4:00 P.M., Eastern Time), We will process it based upon that day’s Accumulation Unit values. If We receive it after the end of a Business Day, We will process it at the next Business Day’s Accumulation Unit values.

All subsequent Purchase Payments will be allocated according to Your then-existing percentage allocations, unless You request a different allocation for that payment. We will not automatically rebalance Your Contract value to Your designated percentage allocations. Unless You request a reallocation to maintain Your allocations, You may end up with an allocation which has more or less risk than You intended.

Telephone Transfer Option
You may make transfers of Accumulation Value as described above by telephone by calling 1 (800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call.  We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.

As described in the Life Series Funds prospectus, the Board of Trustees of the Life Series Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds (other than the Cash Management Fund) and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.

In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.

In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing, or made by telephone, and that complies with Our requirements. We will not accept transaction requests by  facsimile or e-mail.

We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.

THE ACCUMULATION PERIOD
Crediting Accumulation Units
During the Accumulation Period, We credit Purchase Payments to Your Contract in the form of Accumulation Units for each of Your selected Subaccounts. We determine the number of Accumulation Units that We credit to a Contractowner for the Subaccounts by dividing (a) the Purchase Payment (less any charges) by (b) the value of an Accumulation Unit for the Subaccount on the Business Day the payment is received in Our Administrative Office.

The Value of Your Contract
Your Accumulated Value fluctuates with the value of the assets of the Subaccounts less expenses and certain charges. There is no assurance that Your Accumulated Value will equal or exceed Purchase Payments. We determine the value for the amount You have in each Subaccount by multiplying (a) the total number of Accumulation Units in a Subaccount by (b) the value of an Accumulation Unit for the Subaccount for the Valuation Period. We then add the amount attributable to each Subaccount to arrive at Your Accumulated Value.

Death During the Accumulation Period
If the Annuitant dies prior to the Annuity Commencement Date, We pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a death certificate or similar proof of the death of the Annuitant or Owner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum, (b) by applying it to one of the annuity options, or (c) as We otherwise permit. The decision on how We pay is at Your election before the Annuitant’s death and the Beneficiary's election after the Annuitant's death.

We determine the Accumulated Value for the death benefit as of the next computed value of the Accumulation Units following Our receipt at Our Administrative Office of Due Proof of Death in Good Order.

The amount of the death benefit payable to the Beneficiary, upon the death of the Annuitant, is the greater of (a) the total Purchase Payments less partial withdrawals or (b) the Accumulated Value. Upon the death of the Contractowner, We pay only the Accumulated Value to the Beneficiary.

Special Requirements for Payment of Death Benefit
If the Contractowner dies before We have distributed the entire interest in the Contract, we must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the IRS Code.

If the Contractowner dies prior to the Annuity Commencement Date, the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that We will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.

If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, We need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse has the right to become the Contractowner and the Annuitant. If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the death. This is necessary to receive tax treatment of annuity payments rather than the death benefit being treated for tax purposes as a lump sum distribution in the year of the death.

Partial Withdrawals and Full Surrenders During the Accumulation Period
You may make a partial withdrawal or full surrender of Your Contract at any time during the Accumulation Period if We receive Your request in Good Order on Our form. You will be entitled to receive the Net

Accumulated Value of the Contract or, in the case of a partial withdrawal, the portion withdrawn. Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office and Your Accumulated Value less the requested amount will be determined based on the next computed value of Accumulation Units. We may defer payment of the amount of a withdrawal or surrender for a period of not more than seven days. We may also delay payment for the following reasons:

■   we are unable to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or;

■   for such other periods as the SEC may by order permit for the protection of security holders.

In the case of a partial withdrawal, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts on a pro rata basis in the proportions to which their values bear to the Accumulated Value of Your Contract. We may deduct an administrative charge of $7.50 annually if withdrawals cause the value of Your Contract to fall below $1,500.

THE ANNUITY PERIOD
Annuity Commencement Date
Annuity payments begin on the Annuity Commencement Date You select when You buy a Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date.

We will commence annuity payments on the first of the calendar month after the Annuitant’s 85th birthday or, if state law permits, 90th birthday unless You select an earlier date.

If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, We may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is $2,000 or more, but the Variable Annuity Payments are estimated to be less than $20, We may change the frequency of annuity payments to intervals that will result in payments of at least $20.

Annuity Options
From the annuity options described below, You may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof. You must make these elections in writing to Us at Our Administrative Office at least 30 days before the Annuity Commencement Date. In the absence of Your election, We make Variable Annuity Payments, beginning on the Annuity Commencement Date under annuity option 3. Option 3 is the basic annuity, a Life Annuity with 120 Monthly Payments Guaranteed. After the Annuity Commencement Date, We allow no redemptions or changes among annuity payment options.

The material factors that determine the level of Your annuity benefits are:

■   Your Accumulated Value before the Annuity Commencement Date;

■   the annuity option You select;

■   the frequency and duration of annuity payments;

■   the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and

■   in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select.

We apply the Accumulated Value on the Annuity Commencement Date, based on the annuity rates in Your Contract, or more favorable rates We may offer, reduced by any applicable premium taxes not previously deducted. You are then credited with a number of Annuity Units which remains the same for the payment period.

The Contract provides for the six annuity options described below. The annuity options available on a variable basis are Options 1, 2a and 3.  All Annuity Payment Options shown are available on a fixed basis:

Option 1–Life Annuity.  An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.

Option 2a–Joint and Survivor Life Annuity.  An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.

Option 2b–Joint and Two-Thirds to Survivor Life Annuity.  An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Option 2c–Joint and One-Half to Survivor Life Annuity.  An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.

Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

Option 3–Life Annuity with 60, 120 or 240 Monthly Payments Guaranteed.  An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will pay the Beneficiary’s estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest return assumed in the annuity tables of the Contract. The Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have Us pay him or her the present value of the remaining guaranteed payments in a lump sum.

Option 4–Unit Refund Life Annuity.  An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. Upon the death of the Annuitant, We make an additional annuity payment to the Beneficiary equal to the following: We take the Annuity Unit value of the Subaccount(s) as of the date that We receive Due Proof of Death in writing at Our Administrative Office. We multiply that value by the excess, if any, of (a) over (b). For this purpose, (a) is (i) the Net Accumulated Value We allocate to each Subaccount and apply under the option at the Annuity Commencement Date, divided by (ii) the corresponding Annuity Unit value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under the Subaccount represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the SAI.)

Assumed Investment Return
We use a 3.5% assumed investment to determine the amount of each Variable Annuity Payment. The first Variable Annuity

Payment is based on the assumed investment return. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the assumed investment return. As a result, if the actual net investment return of the Subaccounts equals 3.5%, the Variable Annuity Payments will be level. If the actual net investment return of the Subaccounts is greater than 3.5%, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than 3.5%, subsequent Variable Annuity Payments will be lower.

Death of Contractowner During Annuity Period
If the death of the Contractowner occurs on or after the Annuity Commencement Date, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.

Death of Annuitant During Annuity Period
On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an annuity option, We make any remaining payments under the option to the Beneficiary as provided by the option. Unless otherwise provided in the Beneficiary designation, if no Beneficiary survives the Annuitant, the proceeds will be paid in one lump sum to the Contractowner, if living; otherwise, to the Contractowner’s estate.

YOUR RIGHT TO CANCEL THE CONTRACT
You may elect to cancel your Contract (a) within ten days from the date Your Contract is delivered to you or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office (a) the Contract and (b) a written request for cancellation. We will pay You an amount equal to the sum of (a) the Accumulated Value of the Contract based on the next computed value of the Accumulation Units following receipt of Your cancellation request in Good Order and (b) the amount of any sales charges deducted from the initial Purchase Payment.

The amount We refund to You upon canceling a Contract may be more or less than Your initial Purchase Payment depending on the investment results of the Subaccount(s) to which You allocated Purchase Payments. However, in states that require a full refund of Purchase Payments You will receive a full refund.

FINANCIAL INFORMATION

CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Business Day for each of the Funds. Then, daily charges are applied to the Separate Account for each day since the last Business Day. Finally, We multiply the previous unit value by this result.

CONTRACT EXPENSES
Sales Charge
The sales charge is an initial sales charge that We deduct from Your Purchase Payments.

We intend the sales charge to cover expenses relating to the sale of the Contract, including commissions paid to persons distributing the Contract. Discounts are available on larger purchases as shown in the table below. Moreover, when You make additional payments after the issuance of the Contract You are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, You pay the sales charge percentage that reflects (a) the total amount of all Purchase Payments previously made plus (b) the amount of the additional payment being made. If You own more than one Contract, We will aggregate Your Purchase Payments on all of Your Contracts in calculating Your discount level.

We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of First Investors Life or its affiliates who have been employed for at least one year, (b) Our agents who have been under Contract for at least one year, or (c) Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") who exchange their Separate Account A Contracts for Separate Account C Contracts at the next computed values of their Accumulation Units. We require Contractowners who exchange from Separate Account A to Separate Account C to execute a change of Contract form. This form states that We deduct a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of any Subaccount as a charge for mortality and expense risks. We may modify or terminate this exchange privilege at any time.

Sales Charge Table for Separate Account C Contracts

Amount of Purchase Payment(s)	Purchase Payments*	Sales Charge as % of Net Amount Invested	Amount to Dealers as % of Purchase Payments
Less than $25,000	7.00%	7.53%	5.75%
$25,000 but under $50,000	6.25	6.67	5.17
$50,000 but under $100,000	4.75	4.99	3.93
$100,000 but under $250,000	3.50	3.63	2.90
$250,000 but under $500,000	2.50	2.56	2.19
$500,000 but under $1,000,000	2.00	2.04	1.67
$1,000,000 or over	1.50	1.52	1.24

* Due to rounding of numbers and calculating a sales charge, You may pay more or less than what is shown above. The percentages shown also assume that We have deducted no Premium taxes.

MORTALITY AND EXPENSE RISK CHARGE
We impose a mortality and expense risk charge.

The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments the Annuitant will receive under the Contract. We also assume a risk associated with the guaranteed death benefit which We would pay in the event of death during the Accumulation Period.

In addition, We assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount We charge for administrative expenses. In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.00% of the daily Accumulation Unit value of the Subaccounts.

We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us from over-estimates of the actual costs of the mortality and expense risks for any business purpose.

OTHER CHARGES
Administrative Charge
We may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 because of partial withdrawals. These charges are to compensate Us for expenses involved in administering small Contracts. If the actual expenses exceed charges, We will bear the loss. We guarantee that We will not increase the administrative charges.

Premium Tax Charge
Some states and municipalities assess premium taxes at the time You:

■   make Purchase Payments,

■   withdraw or surrender, or

■   begin receiving annuity payments.

We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.

FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax deferred annuity Contract for federal income tax purposes and the following summary assumes so. We do not discuss state or local taxes, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.

Taxation of a Contract will depend, in part, on whether the Contract is purchased as part  of a qualified retirement plan or an individual retirement account (“IRA”). Purchase Payments to a Contract outside of a qualified plan or IRA (“non-qualified”) are on an “after-tax” basis, so You only pay income taxes on Your earnings. Generally, these earnings are taxed when You receive them from the Contract. The IRS has not reviewed the Contracts for qualification as an IRA.

When a non-natural person owns a non-qualified Contract, the annuity generally will not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

This summary assumes that the Contractowner is a natural person who is a U.S. citizen and U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.

The following discussion assumes that a Contract has been purchased outside of an IRA or qualified retirement plan (“qualified contracts”). If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits will be governed by the laws applicable to IRAs and qualified plans. However, generally, deductible or “before-tax” Purchase Payments for qualified contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred.

Purchase Payments
Your Purchase Payments are not deductible from Your gross income for tax purposes.

Increases in Accumulated Value
Generally, You pay no income tax on increases in Your Contract’s Accumulated Value until there is a distribution from a Contract. A distribution occurs when there is a partial withdrawal or full surrender or annuity payments begin.

Annuity Payments
Once annuity payments begin, You generally will be taxed only on the investment gains You have earned and not on the amount of Your Purchase Payments. As a result, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of Your investment in the Contract. Generally, your investment in the Contract equals the Purchase Payments You made, less any amounts You previously withdrew that were not taxable.

For Fixed Annuity Payments, the tax-free portion of each payment is determined by:

■   dividing Your investment in the Contract by the total amount you expect to receive out of the Contract, and

■   multiplying the result by the amount of the payment.

For Variable Annuity Payments, the tax-free portion of each payment is (a) Your investment in the Contract divided by (b) the number of expected payments.

The remaining portion of each payment, and all of the payments You receive after You recover Your investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is an income tax deduction for any unrecovered investment in the Contract.

Withdrawals and Surrenders
Before annuity payments begin, withdrawals and surrenders are taxed as follows:

■   a partial withdrawal or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulated Value exceeds the investment in the Contract (that is, on an “income first” basis); and

■   a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 ½ subject to certain exceptions.

The 10% federal tax penalty is generally not imposed on withdrawals that are:

■   made on or after the death of a Contractowner;

■   attributable to the taxpayer becoming disabled; or

■   made as part of a series of substantially equal periodic payments for the life or life expectancy of the tax payer or for the joint life or joint life expectancy of the taxpayer and the spouse.

If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes to Your systematic payments before You reach age 59 1/2 or within five years (whichever is later) after beginning Your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.

If the Contract was purchased as an investment for profit, subject to certain rules, you may deduct any loss upon surrender of the Contract as an ordinary loss.

For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.

Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity Contract does not pass to the Beneficiary free of income taxes. Generally, a death benefit is included in the income of the recipient as follows:

■   if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;

■   if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.

The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s investment in the Contract. The Beneficiary must pay taxes on this amount at the Beneficiary’s tax rate. Moreover, the death benefit may also be taxed in the Contractowner’s estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special income tax deduction for a portion of the estate tax attributable to the death benefit.

Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of the Contract, changing Annuity Commencement Dates or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as income and gift taxes, not explained in this prospectus.

Tax Withholding and Reporting
The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial withdrawal or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is "periodic" or "non-periodic."

For periodic payments (e.g., annuity payments), upon request We withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non-periodic payments (e.g., distributions such as partial withdrawals), We generally withhold 10% of the taxable portion of each payment.

You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us, and for each subsequent year until You amend or modify it. For non-periodic payments, an election is effective when You file it with Us, but only for the payment to which it is applicable. We have to notify Your recipients of Your right to elect not to have taxes withheld.

The Internal Revenue Code generally requires Us to report all payments to the Internal Revenue Service.

Other Tax Issues
We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently assessed against the Separate Account for such taxes. If We incur such taxes in the future, We may assess a charge for such taxes against the Separate Account. We may incur state and local taxes (in addition to premium taxes) attributable to the Separate Account in several states.  At present, these taxes are not significant and We do not impose any charge for such taxes against the Separate Account.  We may assess the Separate Account for such taxes in the future.  If any charges for federal, state  or local taxes are assessed against the Separate Account in the future, they could reduce the net investment performances of the Subaccounts.

In order to be treated as an annuity Contract for federal income tax purposes, the investments of the Subaccounts of the Separate Account must be "adequately diversified" in accordance with Treasury Department regulations. The investment adviser of the underlying Funds monitors the portfolios to ensure that the diversification requirements are met. If the Subaccounts failed to satisfy these requirements, You would be taxed on the earnings of the Subaccount or Subaccounts in which You were invested, unless Your Contract was held in an IRA or qualified plan. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.

Each of the Life Series Funds that is available under this Contract sells its shares not only to the Separate Account but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Funds. It is also possible that the failure of one separate account to comply with the tax laws could cause all of the separate accounts to lose their tax deferred status. This is a risk that is common to many variable annuity contracts and variable life insurance policies.

Under certain circumstances a Contractowner's control of the investments of the Separate Account may cause the Contractowner, rather than Us, to be treated as the owner of the assets in the Separate Account for tax purposes which would result in the current taxation of the income on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under a Contract would result in the Contractowner's being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

OTHER INFORMATION

VOTING RIGHTS
Because the Life Series Funds is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the Life Series Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

■   shares attributable to Contractowners for which We received instructions, would be voted in accordance with the instructions;

■   shares attributable to Contractowners for which We did not receive instructions, would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

■   shares not attributable to Contractowners, would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.

We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:

■   before the Annuity Commencement Date, We divide the Subaccount’s Accumulated Value by the net asset value of one Fund share, and

■   after the Annuity Commencement Date, We divide the reserve held in the Subaccount for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.

We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the Life Series Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.

PROCESSING TRANSACTIONS
Generally, Your transaction requests will be processed as of the Business Day on which We receive them, if We receive them in Good Order before the closing of business on the Business Day (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account or Funds if We believe they would (a) best serve the interests of the Contractowners and annuity payee or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.

For example, We may:

■   operate the Separate Account in any form permitted by law;

■   add, delete, combine, or modify Subaccounts of the Separate Account;

■   add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law;

■   amend or obtain and continue any exemptions under the Contract if required to comply with the Code or any other applicable federal or state law; or

■   make any necessary technical changes in the Contract in order to conform with any of the above actions.

CONTRACT YEARS AND ANNIVERSARIES
We measure Contract years and anniversaries from the date the Contract is issued. Each Contract year will commence on the anniversary of the issue date.

STATE VARIATIONS
Where required by state law, there may be variations in the Contract covered by a special form of the Contract for your State. As a result, your Contract may differ from this prospectus. Your actual Contract, with any endorsements, amendments and riders, is the controlling document. We have the right to change the Contract to meet applicable state laws or regulations.

New Contracts are not currently being offered for sale. Existing Contractowners may continue to make additional payments under their respective Contract.

DISTRIBUTION OF THE CONTRACT
We sell the Contract solely through individuals who, in addition to being licensed as insurance agents, are registered representatives of FIC, which is one of Our affiliates. FIC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority. FIC’s executive offices are located at 55 Broadway, New York, NY 10006. We reserve the right to sell the Contracts directly.

Representatives are paid up to 57.1% of the sales charge imposed on the sale of a Contract. Representatives may receive additional amounts through compensation overrides, expense allowances, bonuses and training allowances. Representatives may also qualify for non-cash compensation and awards based on productivity and persistency factors. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contractowners or the Separate Account.

REPORTS
At least twice each year, We will send a report to You that contains financial information about the Funds as required by applicable law.

In addition, at least once each year, We will send a statement that gives You financial information about Your Contract.

If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS
The Financial Statements of First Investors Life and for the Separate Account are in the SAI.

SEC file numbers:
Separate Account C: 003-33419/811-06130

To: First Investors Life Insurance Company Raritan Plaza 1 Edison, New Jersey 08837
Request for Statement of Additional Information
I would like to receive a current copy of the following: (check all appropriate boxes below)
☐ The Statement of Additional Information for First Investors Life Variable Annuity Fund C (Separate Account C).
☐ The Statement of Additional Information for First Investors Life Series Funds.
From:
(name)
Contract number:

Address:

Phone number:
☐ Check if this is a change of address.

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FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

INDIVIDUAL VARIABLE ANNUITY CONTRACTS

OFFERED BY

FIRST INVESTORS LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2013

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectuses for the variable annuity contracts funded by First Investors Life Variable Annuity Fund C (“Separate Account C”), which may be obtained at no cost by writing to First Investors Life Insurance Company, Raritan Plaza 1, Edison, New Jersey 08837, or by telephoning (800) 832-7783 or by visiting our website at www.firstinvestors.com.  Separate Account C currently funds two variable annuity contracts: an individual variable annuity contract called the “Tax Tamer I” with prospectus dated May 1, 2013 and an individual variable annuity contract called the “First Choice” with prospectus dated May 1, 2013.

The terms in this SAI have the same meaning as in the Prospectuses.

GENERAL DESCRIPTION

First Investors Life Insurance Company.  First Investors Life Insurance Company, 55 Broadway, New York, New York 10006 (“FIL” or “First Investors Life”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  First Investors Consolidated Corporation (“FICC”), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of First Investors Life, First Investors Corporation (“FIC” or “Underwriter”) and Administrative Data Management Corp., the transfer agent for First Investors Life Series Funds (“Life Series Funds”). The Independent Order of Foresters (“Foresters”) controls FICC and, therefore, the Adviser and First Investors Life. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of First Investors Life.

Name	FIL Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FIC since 1989; Secretary FIMCO since 1989; Secretary FICC 1989-2011, Assistant Secretary FICC since 2011; Secretary Administrative Data Management Corp. since 1989; and Secretary First Investors Advisory Services, LLC since 2012.

Pratibha Canaran	Vice President – Finance	Vice President – Finance FIL, FICC, FIC, FIMCO, and Administrative Data Management Corp. since 2012; Assistant Vice President Foresters since 2003.
Craig D. Cloyed	Director	Director FIL since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FIL since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FIL since 1990.
Steven Guterman	Director	Director FIL since 2012; Chief Executive Officer InstantLabs Medical Diagnostics Corp. since 2010; Senior Managing Director AIG Investments 2001-2009.
Jason Helbraun	Assistant Vice President	Assistant Vice President FIL since 2006.

2

Name	FIL Office	Principal Occupation for Last Five Years
William M. Lipkus	Chairman, Vice President, Chief Financial Officer, Treasurer, Chief Administrative Officer and Director
Chief Executive Officer (since 2012), President (since 2012), Treasurer (since 1999), Chief Financial Officer (since 1997) and Chief Administrative Officer (since 2012) of FICC; Chairman (since 2012), Director (since 2007), Chief Financial Officer (since 1998) and Chief Administrative Officer (since 2012) of FIMCO; Chairman (since 2012), Director (since 2012), Treasurer (since 1999), Chief Financial Officer (since 1997) and Chief Administrative Officer  (since 2012) of FIC; Chairman (since 2012), Director (since 2007), Treasurer (since 1998), Chief Financial Officer (since 1998) and Chief Administrative Officer (since 2012) of Administrative Data Management Corp.; Chairman (since 2012), Director (since 2012), Vice President (since 1996), Treasurer (since 2008), Chief Financial Officer (since 1998) and Chief Administrative Officer (since 2012) of FIL; and Board of Managers, Chairman and Chief Financial Officer (since 2012) of First Investors Advisory Services, LLC.

Martha E. Marcon	Director	Director FIL since 2012; Director FICC since 2011; Director Mercury General Corp. 2008-present; Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FIL since 2012; Managing Director and Co-Leader at New York Forum Golden Seeds, LLC since 2005; Principal McCarthy Group, LLC since 2002.
George S. Mohacsi	Director	President and Chief Executive Officer Foresters since 2005; Chairman and Director FICC since 2011.
Glen Mueller	Vice President and Chief Underwriter	Vice President and Chief Underwriter FIL since 2005.
David Schimmel	Vice President	Vice President FIL since 2011; Assistant Vice President FIL 2006-2011.
John Shey	Assistant Vice President	Assistant Vice President FIL since 2006.
Carol E. Springsteen	President and Director	President and Director FIL since 2003; and Board of Managers, First Investors Advisory Services, LLC since 2012.

Separate Account Assets.  Separate Account C was established on December 21, 1989 under the provisions of the New York Insurance Law.  Separate Account C’s assets are segregated from the assets of First Investors Life, and that portion of Separate Account C’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life.  Separate Account C is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does

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not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian.  First Investors Life, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account C.

Independent Registered Accounting Firm. KPMG LLP, 345 Park Avenue, New York, NY 10154, was selected as the independent registered public accounting firm for Separate Account C and First Investors Life Insurance Company for the years 2012 and 2011.

Tait, Weller & Baker, LLP, 1818 Market Street, Philadelphia, PA 19103, an independent registered accounting firm, were the independent accountants for Separate Account C and First Investors Life Insurance Company for the years 2010, 2009 and 2008.

Underwriter.  First Investors Life and Separate Account C have entered into an Underwriting Agreement with FIC.  FIC, an affiliate of First Investors Life and of the Adviser, has its principal business address at 55 Broadway, New York, New York 10006.  For the fiscal years ended December 31, 2010, 2011 and 2012, FIC received fees from Separate Account C of $352,227, $1,209,404 and $1,617,444 respectively, in connection with the distribution of the contracts in a continuous offering.

First Investors Life anticipates continuing to offer new First Choice contracts, but reserves the right to discontinue this offering.  New Tax Tamer I contracts are not currently being offered for sale.  Existing Tax Tamer I contractowners may however continue to make additional premium payments to their existing contracts.

The contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

VALUATION

Value of an Accumulation Unit.  For each Subaccount of Separate Account C, the value of an Accumulation Unit initially was set arbitrarily at $10.00.  The value of an Accumulation Unit for any subsequent Valuation Period is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Accumulation Unit Value is being calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges, affect the Accumulation Unit Value.  The value of an Accumulation Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

4

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

(c)
is a factor representing the charges deducted for mortality and expense risks.  For Separate Account C, such factor is equal on an annual basis to 1.00% of the daily net asset value of the applicable Subaccount.

The Net Investment Factor may be greater or less than one, and therefore, the value of an Accumulation Unit for any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

Value of Amounts Allocated to the Fixed Account.  The First Choice Contract also allows Contractowners to allocate value to the Fixed Account.  The Accumulation Value in a First Choice Contract thus consists of the Subaccount Accumulation Value in each Subaccount to which a Contractowner allocates value, which is based on the Accumulation Unit values described above, and the Fixed Account Accumulation Value.  The Fixed Account Accumulation Value at any time is equal to the amount determined as described in the First Choice Contract’s prospectus under the heading “THE CONTRACT IN DETAIL: THE ACCUMULATION PHASE – Fixed Account Accumulation Value.”

Value of an Annuity Unit.  For each Subaccount of Separate Account C, the value of an Annuity Unit initially was set arbitrarily at $10.00.  The value of an Annuity Unit for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to offset the effect of an investment earnings rate of 3.5% per annum (or 3.0% or a different rate chosen by a Contractowner for First Choice Contracts), which is assumed in the Annuity Tables contained in the Contracts.  (For an illustration of this calculation, see Appendix III, Example A.)

Amount of Annuity Payments.  When annuity payments are to commence, the Accumulated Value (or the Accumulation Value for First Choice contracts) to be applied to a variable annuity option will be determined by multiplying the value of an Accumulation Unit for the Business Day (or the Valuation Date for First Choice contracts) on or immediately preceding the seventh day before the Annuity Commencement Date (or the Maturity Date for First Choice contracts) by the number of Accumulation Units owned.  This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date.  At that time any applicable Premium taxes not previously deducted may be deducted from the Accumulated Value to determine the net Accumulated Value.  For First Choice contracts, the net amount to be applied to an Annuity Option, the Net Accumulation Value, consists of the amounts derived from the Accumulation Units, as described above, as well as the Fixed Account Accumulation Value.  The resultant value is then applied to the Annuity Tables set forth in the contract to determine the amount of the first monthly annuity payment.  The contract contains Annuity Tables setting forth the amount of the first monthly installment for each $1,000 of Accumulated Value applied.  These Annuity Tables vary according to the Annuity Option selected by the contractowner and according to the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date.  The contracts contain a formula for determining the adjusted age. The Annuity Tables are determined from the Progressive Annuity Table with interest at 3.5% per year and assumes births prior to 1900, adjusted by a setback of four years of age for persons born 1900 and later and an additional setback of one year of age for each completed five years by which the year of birth is later than 1900, except for First Choice contracts. For First Choice contracts the Annuity Tables are determined from the A2000 Individual Annuitant Mortality Table Age Last Birthday and an Assumed Investment Return of 3.00% or a different rate chosen by the contractowner and the adjusted age is the age of the annuitant minus one year for each completed 10-year period measured from the year 2000 to the date of Annuity

5

Payment Option commencement.  Annuity Tables used by other insurers may provide greater or less benefits to the Annuitant.

The dollar amount of the first monthly Variable Payment, based on the Subaccount determined as above, is divided by the value of an Annuity Unit for the Subaccount for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date to establish the number of Annuity Units representing each monthly payment under the Subaccount.  This seven day period is used to permit calculation of amounts of annuity payments and mailing of checks in advance of the due date.  This number of Annuity Units remains fixed for all variable annuity payments.  The dollar amount of the second and subsequent variable annuity payments is determined by multiplying the fixed number of Annuity Units for the Subaccount by the applicable value of an Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the due date of the payment.  The value of an Annuity Unit will vary with the investment performance of the corresponding Fund, and, therefore, the dollar amount of the second and subsequent variable annuity payments may change from month to month.  (For an illustration of the calculation of the first and subsequent Variable Payments, see Appendix III, Examples B, C and D.)

A fixed annuity provides annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% (or 2.5% for the First Choice contract) per year built into the Annuity Tables in the contract.

OTHER INFORMATION

Time of Payments.  All payments due under the contracts will ordinarily be made within seven days of the payment due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, First Investors Life reserves the right to suspend or postpone the date of any payment due under the contracts (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the Commission, is restricted; (2) for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders or as may be permitted under the 1940 Act.

In addition, for the First Choice contract, First Investors Life may defer for up to six months the payment of any full or partial surrender of amounts allocated to the Fixed Account.

Reports to Contractowners.  First Investors Life will mail to each contractowner, at the last known address of record at the Home Office of First Investors Life, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement of the Accumulation Units credited to the contract for each Subaccount and the Accumulation Unit Values.  In addition, latest available reports of the Life Series Funds will be mailed to each contractowner.

Assignment.  Any amounts payable under the contracts may not be commuted, alienated, assigned or otherwise encumbered before they are due.  To the extent permitted by law, no such payments shall be subject in any way to any legal process to subject them to payment of any claims against any Annuitant, Joint Annuitant or Beneficiary.  The contracts may be assigned.  No assignment of a contract shall be binding on First Investors Life unless such assignment is in writing and is filed with First Investors Life at its home office.

6

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of contractowners under the variable portion of the contracts will be affected solely by the investment results of each Separate Account’s Subaccounts.  The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life’s ability to meet its obligations to contractowners under the contracts, and they should not be considered as bearing on the investment performance of the Subaccounts.

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APPENDICES

APPENDIX I

EXAMPLE A
Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account C

Net Investment Factor	=	A + B	-D
C

Where:

A	=	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
		Assume	=	$8.51000000
B	=	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
		Assume	=	0
C	=	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
		Assume	=	$8.39000000
D	=	The daily deduction for mortality and expense risks, which totals 1.0% on an annual basis.
		On a daily basis	=	.00002740

Then, the Net Investment Factor	=	8.51000000 + 0	- .00002740	=	1.01427534
8.39000000

EXAMPLE B
Formula and Illustration for Determining
Accumulation Unit Value of a Subaccount
of Separate Account C

Accumulation Unit Value = A x B
Where:

A	=	The Accumulation Unit Value for the immediately preceding Valuation Period.
		Assume	=	$1.46328760
B	=	The Net Investment Factor for the current Valuation Period.
		Assume	=	1.01427534

Then, the Accumulation Unit Value = $1.46328760 x 1.01427534	=	1.48417653

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APPENDIX II

EXAMPLE A
Formula and Illustration for Determining
Death Benefit Payable Under
Annuity Option 4-Unit Refund Life Annuity
For Separate Account C (Tax Tamer I only)

Upon the death of the Annuitant, the designated Beneficiary under this option will receive under a Separate Account a lump sum death benefit of the then dollar value of a number of Annuity Units computed using the following formula:

Annuity Units Payable	=	A	- (CxD), if	A	is greater than CxD
		B		B

Where:

A	=	The Net Accumulated Value applied on the Annuity Commencement Date to purchase the Variable Annuity.
		Assume	=	$20,000.00

B	=	The Annuity Unit Value at the Annuity Commencement Date.
		Assume	=	$1.08353012

C	=	The number of Annuity Units represented by each payment made.
		Assume	=	116.61488844

D	=	The total number of monthly Variable Annuity Payments made prior to the Annuitant’s death.
		Assume	=	30

Then the number of Annuity Units Payable:

$20,000.00 - (116.61488844 x 30)
$1.08353012

=	18,458.18554633 - 3,498.44665320

=	14,959.73889313

If the value of an Annuity Unit on the date of receipt of notification of death was $1.12173107 then the amount of the death benefit under the Separate Account would be:

14,959.73889313 x $1.12173107 = $16,780.80

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APPENDIX III

EXAMPLE A

Formula and Illustration for Determining
Annuity Unit Value of
Separate Account C

Annuity Unit Value = A x B x C

Where:

A	=	Annuity Unit Value of the immediately preceding Valuation Period.
		Assume	=	$1.10071211

B	=	Net Investment Factor for the Valuation Period for which the Annuity Unit is being calculated.
		Assume	=	1.00083530

C	=	A factor to neutralize the assumed interest rate of 3½% built into the Annuity Tables used.
		Daily factor equals	=	0.99990575

Then, the Annuity Value is:

$1.10071211 x 1.00083530 x 0.99990575 = $1.10152771

EXAMPLE B

Formula and Illustration for Determining
Amount of First Monthly Variable Annuity Payment from
Separate Account C

First Monthly Variable Annuity Payment	=	A	x B
$1,000

Where:

A	=	The Net Accumulated Value allocated to Separate Account C for the Business Day on or immediately preceding the seventh day before the Annuity Commencement Date.	=	$20,000.00

B	=	The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the Annuity Tables contained in the Contract.
		Assume	=	$6.40

Then, the first Monthly Variable Payment	=	$20,000	x $6.40 = $128.00
$1,000

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EXAMPLE C

Formula and Illustration for Determining
the Number of Annuity Units for Separate Account C
Represented by Each Monthly Variable Annuity Payment

Number of Annuity Units	=	A
B

Where:

A	=	The dollar amount of the first monthly Variable Annuity Payment.
		Assume	=	$128.00

B	=	The Annuity Unit Value for the Business Day on or immediately
		preceding the seventh day before the Annuity Commencement Date.
		Assume	=	$1.09763000

Then, the number of Annuity Units	=	$128.00	= 116.61488844
$1.09763000

EXAMPLE D

Formula and Illustration for Determining
the Amount of Second and Subsequent Monthly Variable
Annuity Payments From Separate Account C

Second Monthly Variable Annuity Payment = A x B

Where:

A	=	The Number of Annuity Units represented by each monthly Variable Annuity Payment.
		Assume	=	116.61488844

B	=	The Annuity Unit Value for the Business Day on or immediately preceding the seventh day before the date on which the second (or subsequent) Variable Annuity Payment is due.
		Assume	=	$1.11834234

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.11834234 = $130.42

The above example was based upon the assumption of an increase in the Annuity Unit Value since the initial Variable Annuity Payment due to favorable investment results of the Separate Account and the Fund.  If the investment results were less favorable, a decrease in the Annuity Unit Value and in the second monthly Variable Annuity Payment could result.  Assume B above was $1.08103230.

Then, the second monthly Variable Annuity Payment = 116.61488844 x $1.08103230 = $126.06

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FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Financial Statements

December 31, 2012

(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Report of Independent Registered Public Accounting Firm

The Board of Directors of First Investors Life Insurance Company and
Contract Owners of First Investors Life Variable Annuity Fund C:

We have audited the accompanying statements of assets and liabilities of each of the individual sub-accounts disclosed in note 1 which comprise First Investors Life Variable Annuity Fund C (Separate Account C), as of December 31, 2012, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the years in the two-year period ended December 31, 2012.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent of the mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account C as of December 31, 2012, the results of its operations, changes in its net assets and financial highlights for each of the years in the two-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

(SIGNED) KPMG LLP

New York, New York
April 12, 2013

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C
Statement of Assets and Liabilities
December 31, 2012

	Cash Management	Fund for (1) Income	Growth and Income	Special (1) Situations	International	Select Growth	Government	Investment Grade	Opportunity	Equity Income (1)	Target Maturity 2015
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$5,472,870	$20,134,447	$95,504,189	$34,608,826	$26,200,594	$6,289,774	$14,599,053	$24,546,088	$1,303	$22,840,507	$7,509,220

Liabilities:
Payable to First Investors
Life Insurance Company	4,295	16,547	79,292	28,579	21,847	5,178	12,060	20,301	1	18,864	6,258

Net assets	5,468,575	20,117,900	95,424,897	34,580,247	26,178,747	6,284,596	14,586,993	24,525,787	1,302	22,821,643	7,502,962

Net assets represented by Contracts in accumulation period	$5,468,575	$20,117,900	$95,424,897	$34,580,247	$26,178,747	$6,284,596	$14,586,993	$24,525,787	$1,302	$22,821,643	$7,502,962

See accompanying notes to financial statements

(1) Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C Statement of Operations Years ended December 31, 2012
	Cash Management	Fund for (1) Income	Growth and Income	Special (1) Situations	International	Select Growth	Government	Investment Grade	Opportunity	Equity Income (1)	Target Maturity 2015
Investment income:
Income:
Dividends	$—	$1,132,842	$1,329,835	$200,372	$375,057	$2,857	$397,306	$879,617	$—	$416,567	$312,982

Expenses:
Mortality and expense risks (note 5)	46,490	180,972	943,594	342,672	249,327	54,252	138,602	220,254	1	222,698	76,935
Administrative charges (note 5)	48	1,483	3,164	1,896	1,058	892	850	1,426	—	1,003	279

Total expenses	46,538	182,455	946,758	344,568	250,385	55,144	139,452	221,680	1	223,701	77,214

Net investment income (loss)	(46,538)	950,387	383,077	(144,196)	124,672	(52,287)	257,854	657,937	(1)	192,866	235,768

Realized gain on investments:
Realized gain distributions	—	—	—	3,404,744	—	—	—	—	—	—	78,084
Realized gain (loss) on investments	—	(92,806)	491,665	721,244	12,284	32,555	19,946	28,864	—	363,444	39,753

Realized gains (losses)	—	(92,806)	491,665	4,125,988	12,284	32,555	19,946	28,864	—	363,444	117,837

Change in unrealized appreciation (depreciation) on investments	—	1,233,155	13,088,838	(1,105,414)	4,258,881	553,862	(144,825)	1,381,638	22	1,559,189	(365,655)

Net increase (decrease) in net assets resulting from operations	$(46,538)	$2,090,736	$13,963,580	$2,876,378	$4,395,837	$534,130	$132,975	$2,068,439	$21	$2,115,499	$(12,050)

See accompanying notes to financial statements

(1) Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C Statements of Changes in Net Assets Years ended December 31, 2012 and 2011
	Cash Management		Fund for Income (1)		Growth and Income		Special Situations (1)		Blue Chip		International
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(46,538)	$(54,719)	$950,387	$848,882	$383,077	$382,007	$(144,196)	$(167,202)	$—	$190,543	$124,672	$271,864
Realized gain distributions	—	—	—	—	—	—	3,404,744	—	—	—	—	—
Realized gain (loss) on investments	—	—	(92,806)	(104,091)	491,665	(322,643)	721,244	747,998	—	4,140,557	12,284	(195,114)
Change in unrealized appreciation (depreciation) on investments	—	—	1,233,155	(78,381)	13,088,838	701,519	(1,105,414)	(192,560)	—	(4,254,808)	4,258,881	(195,594)

Net increase in net assets resulting from operations	(46,538)	(54,719)	2,090,736	666,410	13,963,580	760,883	2,876,378	388,236	—	76,292	4,395,837	(118,844)

From contract transactions:
Net insurance premiums from contract owners	525,259	1,726,009	2,882,563	2,029,015	5,341,685	3,241,961	2,811,853	2,539,111	—	998,351	1,860,182	1,700,749
Transfers between sub-accounts	(241,536)	(863,892)	522,643	1,000,527	(1,922,700)	32,856,018	(438,851)	(480,220)	—	(34,685,193)	(651,153)	(354,068)
Transfers for contract benefits and terminations	(567,139)	(1,063,425)	(1,505,088)	(1,094,304)	(9,682,618)	(5,186,524)	(3,169,638)	(2,532,080)	—	(2,945,497)	(2,281,523)	(2,126,272)

Increase (decrease) in net assets derived from contract transactions	(283,416)	(201,308)	1,900,118	1,935,238	(6,263,633)	30,911,455	(796,636)	(473,189)	—	(36,632,339)	(1,072,494)	(779,591)

Net increase (decrease) in net assets	(329,954)	(256,027)	3,990,854	2,601,648	7,699,947	31,672,338	2,079,742	(84,953)	—	(36,556,047)	3,323,343	(898,435)

Net assets:
Beginning of year	5,798,529	6,054,556	16,127,046	13,525,398	87,724,950	56,052,612	32,500,505	32,585,458	—	36,556,047	22,855,404	23,753,839

End of year	$5,468,575	$5,798,529	$20,117,900	$16,127,046	$95,424,897	$87,724,950	$34,580,247	$32,500,505	$—	$—	$26,178,747	$22,855,404

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C Statements of Changes in Net Assets Years ended December 31, 2012 and 2011
	Select Growth		Government		Investment Grade		Opportunity		Equity Income (1)		Target Maturity 2015
	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(52,287)	$(29,564)	$257,854	$303,680	$657,937	$629,425	$(1)	$—	$192,866	$239,109	$235,768	$224,979
Realized gain distributions	—	—	—	—	—	—	—	—	—	—	78,084	106,373
Realized gain (loss) on investments	32,555	12,515	19,946	24,987	28,864	(12,624)	—	—	363,444	301,553	39,753	61,003
Change in unrealized appreciation (depreciation) on investments	553,862	105,436	(144,825)	209,817	1,381,638	282,841	22	—	1,559,189	(424,427)	(365,655)	50,651
Net increase in net assets resulting from operations	534,130	88,387	132,975	538,484	2,068,439	899,642	21	—	2,115,499	116,235	(12,050)	443,006
From contract transactions:
Net insurance premiums from contract owners	1,543,045	1,233,422	1,764,851	960,709	3,109,737	2,171,600	—	—	1,941,095	1,159,863	360,344	451,440
Transfers between sub-accounts	326,718	569,328	1,045,863	673,838	1,500,656	1,351,990	1,281	—	(123,323)	(414,991)	(19,913)	290,675
Transfers for contract benefits and terminations	(310,180)	(209,536)	(1,294,202)	(1,604,185)	(1,522,074)	(1,576,409)	—	—	(2,322,775)	(2,166,978)	(653,346)	(1,052,990)
Increase (decrease) in net assets derived from contract transactions	1,559,583	1,593,214	1,516,512	30,362	3,088,319	1,947,181	1,281	—	(505,003)	(1,422,106)	(312,915)	(310,875)
Net increase (decrease) in net assets	2,093,713	1,681,601	1,649,487	568,846	5,156,758	2,846,823	1,302	—	1,610,496	(1,305,871)	(324,965)	132,131
Net assets:
Beginning of year	4,190,883	2,509,282	12,937,506	12,368,660	19,369,029	16,522,206	—	—	21,211,147	22,517,018	7,827,927	7,695,796
End of year	$6,284,596	$4,190,883	$14,586,993	$12,937,506	$24,525,787	$19,369,029	$1,302	$—	$22,821,643	$21,211,147	$7,502,962	$7,827,927

See accompanying notes to financial statements

(1) Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

5

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2012

(1)           Organization

First Investors Life Variable Annuity Fund C (Separate Account C), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL) and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account C have been used to purchase shares of First Investors Life Series Funds (the Funds), an open-end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub-accounts that comprise Separate Account C and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the following underlying fund portfolios: Cash Management, Fund for Income, Growth and Income, Special Situations, International, Select Growth, Government, Investment Grade, Opportunity, Total Return, Equity Income, and Target Maturity 2015. The Total Return Fund and the Opportunity Fund were launched on December 17, 2012.  There were no transactions in the Total Return Fund sub-account in 2012.

In 2011, the Blue Chip merged into the Growth and Income Fund. Effective December 17, 2012, the Discovery Fund, the High Yield Fund and the Value Fund sub-accounts were renamed the Special Situations Fund, the Fund for Income and the Equity Income Fund, respectively.

(2)           Significant Accounting Practices

(a)           Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b)           Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 12, 2013, have been evaluated in the preparation of the financial statements.

(c)           Investments

Shares of the Funds held by Separate Account C are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.  Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

(d)           Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

6	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2012

(e)           Federal Income Taxes

Separate Account C is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account C will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account C.

(3)           Investments

Investments consist of the following at December 31, 2012:

	Shares	Net asset value	Market value	Cost
First Investors Life Series Fund:
Cash Management	5,472,870	$1.00	$5,472,870	$5,472,870
Fund for Income	2,954,769	6.81	20,134,447	20,429,839
Growth and Income	2,887,499	33.08	95,504,189	86,039,900
Special Situations	1,096,275	31.57	34,608,826	27,110,009
International	1,338,576	19.57	26,200,594	23,952,469
Select Growth	656,388	9.58	6,289,774	5,582,218
Government	1,400,828	10.42	14,599,053	14,274,370
Investment Grade	2,121,593	11.57	24,546,088	23,000,916
Opportunity	130	10.06	1,303	1,281
Equity Income	1,396,474	16.36	22,840,507	18,776,851
Target Maturity 2015	481,861	15.58	7,509,220	7,164,678

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
Cash Management	$525,259	858,364
Fund for Income	4,534,864	1,682,662
Growth and Income	6,671,520	12,539,007
Special Situations	6,416,969	3,948,782
International	2,235,238	3,174,981
Select Growth	1,869,436	362,730
Government	3,208,019	1,431,465
Investment Grade	5,489,974	1,737,846
Opportunity	1,281	—
Equity Income	2,357,662	2,667,540
Target Maturity 2015	751,411	750,447

7	(Continued)

FIRST INVESTORS LIFE

VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2012

Separate Account C utilizes various methods to measure the fair value of its financial instruments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account C has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account C’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value Separate Account C investments as of December 31, 2012 is as follows:

			Level 2
			Other	Level 3
		Level 1	significant	Significant
		Quoted	observable	unobservable
	Total	prices	inputs	inputs
Cash Management	$5,472,870	$5,472,870	$—	$—
Fund for Income	20,134,447	20,134,447	—	—
Growth and Income	95,504,189	95,504,189	—	—
Special Situations	34,608,826	34,608,826	—	—
International	26,200,594	26,200,594	—	—
Select Growth	6,289,774	6,289,774	—	—
Government	14,599,053	14,599,053	—	—
Investment Grade	24,546,088	24,546,088	—	—
Opportunity	1,303	1,303	—	—
Equity Income	22,840,507	22,840,507	—	—
Target Maturity 2015	7,509,220	7,509,220	—	—

	$257,706,871	$257,706,871	$—	$—

There were no transfers between Level 1 and Level 2 or Level 3 during the year ended December 31, 2012.

8	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2012

(4)           Changes in Units

The changes in units outstanding for the years ended December 31, 2012 and 2011 were as follows:

	2012			2011
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)

Cash Management	856,862	(874,477)	(17,615)	733,847	(748,199)	(14,352)
Fund for Income	70,028	(26,189)	43,839	68,917	(19,893)	49,024
Growth and Income	43,023	(153,590)	(110,567)	691,000	(87,878)	603,122
Special Situations	33,626	(46,903)	(13,277)	35,062	(43,464)	(8,402)
Blue Chip	__	__	__	17,724	(1,101,242)	(1,083,518)
International	32,745	(61,440)	(28,695)	38,214	(61,908)	(23,694)
Select Growth	213,883	(35,243)	178,640	231,701	(32,138)	199,563
Government	97,463	(37,379)	60,084	58,085	(56,898)	1,187
Investment Grade	135,540	(28,596)	106,944	118,545	(45,670)	72,875
Opportunity	130	__	130	__	__	__
Total Return	__	__	__	__	__	__
Equity Income	71,566	(94,111)	(22,545)	45,404	(112,512)	(67,108)
Target Maturity 2015	16,718	(30,750)	(14,032)	36,439	(51,524)	(15,085)

(5)           Mortality and Expense Risks and Deductions

In consideration for its assumption of the mortality and expense risks connected with the Variable Annuity Contracts, FIL deducts an amount equal on an annual basis to 1.00% of the daily net asset value of Separate Account C. This deduction is assessed through a reduction of unit values. An additional administrative charge of $7.50 may be deducted annually by FIL from the Accumulated Value of Deferred Annuity Contracts, which have an Accumulated Value of less than $1,500 due to partial surrenders and would be assessed through a redemption of units. There was no deduction under this provision during 2012.

An annual contract maintenance charge of $35 is deducted from the accumulated value of the contract on the last business day of the contract year or on the date of surrender of the contract, if earlier and is assessed through the redemption of units.

Effective June 1, 2010 the Variable Annuity Contracts are sold without an initial sales charge, but at the time of a full or partial surrender of the Contract, they may be subject to a contingent deferred sales charge (CDSC) of 0% to 8% of the value of the Accumulation Units surrendered.

9	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2012

(6)           Financial Highlights Table

	Net assets
	Units	Unit value ($)	($000s)	Investment income ratio (%) 1	Expense ratio (%) 2	Total return (%) 3
Cash Management:
December 31:
2012	351,809	15.450	5,469	0.00	1.00	-1.00
2011	369,425	15.606	5,799	0.00	1.00	-1.00
2010	383,776	15.763	6,055	0.00	1.00	-1.00
2009	303,015	15.921	4,828	0.19	1.00	-0.83
2008	376,676	16.054	6,050	2.06	1.00	1.01

Fund for Income:
December 31:
2012	443,502	45.313	20,118	6.21	1.00	12.38
2011	399,663	40.322	16,127	6.68	1.00	4.61
2010	350,639	38.547	13,525	7.66	1.00	12.58
2009	374,655	34.240	12,851	9.91	1.00	33.81
2008	413,013	25.589	10,584	8.89	1.00	-26.60

Growth and Income:
December 31:
2012	1,601,403	59.506	95,425	1.41	1.00	16.28
2011	1,711,970	51.173	87,725	1.64	1.00	1.35
2010	1,108,848	50.493	56,053	1.11	1.00	15.03
2009	1,216,235	43.894	53,450	2.00	1.00	26.77
2008	1,401,403	34.625	48,557	1.53	1.00	-35.86

Special Situations:
December 31:
2012	561,745	61.529	34,580	10.52	1.00	8.91
2011	575,022	56.494	32,501	0.50	1.00	1.23
2010	583,423	55.810	32,585	0.87	1.00	25.31
2009	653,636	44.537	29,131	1.30	1.00	29.46
2008	732,306	34.401	25,201	0.45	1.00	-33.91

Blue Chip: 3
December 31:
2011	—	—	—	1.58	1.00	0.43
2010	1,083,518	33.680	36,556	1.67	1.00	9.12
2009	1,231,330	30.865	38,064	2.29	1.00	20.40
2008	1,424,765	25.635	36,571	1.60	1.00	-32.76

International:
December 31:
2012	639,990	40.816	26,179	1.51	1.00	19.64
2011	668,685	34.115	22,855	2.14	1.00	-0.36
2010	692,380	34.238	23,754	0.00	1.00	12.32
2009	782,979	30.482	23,912	4.69	1.00	22.01
2008	888,496	24.983	22,220	0.21	1.00	-42.47

10	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2012

	Net assets
	Units	Unit value ($)	($000s)	Investment income ratio (%) 1	Expense ratio (%) 2	Total return (%) 3
Select growth:
December 31:
2012	709,659	8.851	6,285	0.05	1.00	12.17
2011	531,020	7.890	2,509	0.12	1.00	4.21
2010	331,457	7.572	2,509	0.18	1.00	19.90
2009	320,183	6.315	2,022	0.00	1.00	8.81
2008	326,913	5.804	1,896	0.16	1.00	-42.05

Government:
December 31:
2012	575,054	25.359	14,587	2.85	1.00	0.93
2011	514,969	25.125	12,398	3.41	1.00	4.36
2010	513,782	24.075	12,369	3.89	1.00	3.78
2009	493,704	23.199	11,461	4.15	1.00	3.24
2008	514,513	22.471	11,567	4.31	1.00	5.86

Investment grade:
December 31:
2012	819,008	29.938	24,526	3.95	1.00	10.12
2011	712,064	27.185	19,369	4.49	1.00	5.17
2010	639,189	25.849	16,522	4.81	1.00	8.17
2009	618,028	23.896	14,767	6.12	1.00	19.74
2008	655,154	19.957	13,079	5.70	1.00	-12.48

Opportunity:
December 31:
2012	130	10.056	1	0.00	1.00	0.56

Equity Income:
December 31:
2012	974,957	23.392	22,822	1.87	1.00	10.09
2011	997,802	21.248	21,211	2.09	1.00	0.52
2010	1,064,610	21.138	22,517	2.17	1.00	13.19
2009	1,184,140	18.675	22,124	3.26	1.00	19.83
2008	1,377,532	15.585	21,478	2.07	1.00	-30.11

Target maturity 2015
December 31:
2012	336,569	22.219	7,503	5.09	1.00	-0.17
2011	350,601	22.256	7,828	3.95	1.00	6.07
2010	365,686	20.982	7,696	3.88	1.00	7.50
2009	330,512	19.518	6,470	4.09	1.00	-3.19
2008	361,598	20.162	7,311	3.78	1.00	13.42

11	(Continued)

FIRST INVESTORS LIFE
VARIABLE ANNUITY FUND C

Notes to Financial Statements

December 31, 2012

1
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

2
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

3
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

The Blue Chip Fund merged into the Growth and Income Fund on December 9, 2011. The 2011 total return was calculated for the period January 1, 2011 to December 9, 2011.

The Total Return Fund and the Opportunity Fund were launched on December 17, 2012.  There were no transactions in the Total Return sub-account in 2012.  The total return for the Opportunity Fund sub-account was calculated for the period December 17, 2012 to December 31, 2012.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
First Investors Life Insurance Company
New York, New York

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Variable Annuity Fund C (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940) ("Separate Account C"), as of December 31, 2010, and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 2010 and 2009 for each of the individual sub-accounts which comprise Separate Account C.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of Separate Account C's internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Separate Account C's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned at December 31, 2010 by correspondence with Separate Account C's custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account C as of December 31, 2010, and the results of their operations for the year then ended for each of the individual sub-accounts and the changes in their net assets for the years ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE INSURANCE COMPANY

Statutory Financial Statements

December 31, 2012, 2011 and 2010

(With Independent Auditors’ Report)

FIRST INVESTORS LIFE INSURANCE COMPANY

Independent Auditors’ Report

The Board of Directors
First Investors Life Insurance Company:

We have audited the accompanying financial statements of First Investors Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the two-year period ended December 31, 2012, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by New York State Department of Financial Services.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s  preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by First Investors Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of First Investors Life Insurance  Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the two years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2012 and 2011, and the results of its operations and its cash flow for each of the years in the two-year period ended December 31, 2012, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental schedules is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

 (signed) KPMG LLP

New York, New York
April 12, 2013

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

DECEMBER 31, 2012 AND 2011

(in US Dollars)

	2012	2011
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2012 - $318,463,077; 2011 - $257,633,168)	$290,825,789	$243,249,413
Cash and cash equivalents	9,884,804	9,714,016
Receivable for securities	-	19,687
Policy loans	76,125,458	72,812,679

Total Cash and Invested Assets	376,836,051	325,795,795

Deferred and uncollected premiums	3,401,319	3,552,940
Accrued investment income	6,477,851	5,599,625
Admitted deferred tax assets	4,605,000	2,022,000
Current income tax recoverable	1,826,014	1,307,721
Other assets	186,726	912,555

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	393,332,961	339,190,636

Separate account assets	947,792,269	852,967,524

TOTAL ADMITTED ASSETS	$1,341,125,230	$1,192,158,160

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$230,277,074	$217,122,745
Annuity reserves	104,884,719	73,086,652
Claims and other contract liabilities	10,712,767	12,534,070
Interest Maintenance Reserve	1,893,594	2,159,926
Asset Valuation Reserve	1,639,367	1,319,019
Accounts payable and accrued liabilities	6,101,557	4,369,218
Net transfers due from separate accounts	(8,701,513)	(7,938,129)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	346,807,565	302,653,501

Separate account liabilities	947,792,269	852,967,524

TOTAL LIABILITIES	1,294,599,834	1,155,621,025

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	37,491,054	27,502,793

TOTAL CAPITAL AND SURPLUS	46,525,396	36,537,135

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$1,341,125,230	$1,192,158,160

See accompanying notes to statutory financial statements.

3

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2012,  2011 AND 2010

(in US Dollars)

	2012	2011	2010
REVENUES
Premiums and annuity considerations	$126,596,628	$111,614,429	$101,563,898
Investment income	16,972,883	15,051,259	16,210,824
Amortization of interest maintenance reserve	596,710	712,097	(12,811)
Income from fees associated with investment management, administration & contract guarantees from separate accounts	7,640,369	7,226,534	6,853,452
Other income	207,586	217,616	230,497

TOTAL REVENUES	152,014,176	134,821,935	124,845,860

BENEFITS AND EXPENSES
Benefits payable and changes in contract liabilities	85,902,743	83,274,577	91,221,227
Increase in reserve for life and health policies	44,952,396	35,814,274	38,090,900
Net transfers to (from) separate accounts	(16,675,633)	(21,538,235)	(40,931,118)
Commissions and expense allowances	10,014,724	10,055,772	9,894,879
Operating expenses	13,404,633	12,848,667	12,966,975

TOTAL BENEFITS AND EXPENSES	137,598,863	120,455,055	111,242,863

Net gain from operations before dividends to policyholders and federal income taxes	14,415,313	14,366,880	13,602,997
Dividends to policyholders	809,050	783,911	762,433

Net gain from operations before federal income taxes	13,606,263	13,582,969	12,840,564
Federal income tax	3,311,512	3,297,629	725,389

NET GAIN FROM OPERATIONS	10,294,751	10,285,340	12,115,175
Net realized capital losses	-	(113,631)	(370,549)

NET INCOME	$10,294,751	$10,171,709	$11,744,626

See accompanying notes to statutory financial statements.

4

FIRST INVESTORS LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

(in US Dollars)
	2012	2011	2010

BALANCE AT BEGINNING OF YEAR	$36,537,135	$28,474,790	$120,027,242
Net income	10,294,751	10,171,709	11,744,626
Change in unrealized gain (loss) on investments	(4,873)	650	161,535
Change in Asset Valuation Reserve	(320,349)	(172,898)	(87,223)
Change in nonadmitted assets	315,606	32,288	1,674,003
Change in net deferred income taxes	(7,581)	(25,404)	(2,045,393)
Change in accounting principle	2,460,707	-	-
Dividends to stockholders	(2,750,000)	(1,944,000)	(103,000,000)

BALANCE AT END OF YEAR	$46,525,396	$36,537,135	$28,474,790

See accompanying notes to statutory financial statements.

5

FIRST INVESTORS LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2012, 2011 and 2010
(in US Dollars)
	2012	2011	2010

Cash flows from operating activities:
Premiums and other insurance amounts received	$126,669,195	$111,205,061	$102,280,434
Investment income received	18,596,294	15,863,077	17,697,022
Other receipts	7,847,955	7,444,150	7,083,949
Benefits and contract liabilities paid	(88,279,260)	(82,653,064)	(92,409,608)
Commissions and general expenses paid	(26,742,790)	(25,965,461)	(27,764,300)
Net transfers to separate accounts	15,912,249	20,672,902	40,776,817
Net cash provided by operating activities	54,003,643	46,566,665	47,664,314
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	33,166,352	31,198,359	187,141,623
Purchase of investments securities	(80,936,428)	(69,687,171)	(126,831,071)
Purchase of furniture, equipment and other assets	-	(81,714)	(7,034)
Net increase in policy loans	(3,312,779)	(4,172,562)	(4,525,684)
Net cash provided by (used for) investing activities	(51,082,855)	(42,743,088)	55,777,834
Cash flows from financing activities:
Dividends paid	(2,750,000)	(1,944,000)	(103,000,000)
Net cash used for financing activities	(2,750,000)	(1,944,000)	(103,000,000)

Net increase (decrease) in cash and short term investments	170,788	1,879,577	442,148
Cash and short term investments:
Beginning of year	9,714,016	7,834,439	7,392,291
End of year	$9,884,804	$9,714,016	$7,834,439

The company paid federal income tax of $3,948,293 in 2012, $3,226,359 in 2011 and $6,046,000 in 2010.
See accompanying notes to statutory financial statements.

6)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(1)	Nature of Operations

First Investors Life Insurance Company (“the Company”) is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”). The principal affiliates of the Company are: First Investors Corporation (Broker-Dealer), First Investors Management Company, Inc. (Mutual Fund Management Company), Administrative Data Management Corporation (Transfer Agent) and First Investors Advisory Services, LLC. The Company predominately writes variable annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.

This basis of presentation differs from U.S. generally accepted accounting principles (GAAP) in that:

(a)
policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2 1/2% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The new fixed deferred annuity is valued using CARVM at 3.75 – 5%, variable annuity C is valued using VACARVM at 4.25% to 5.25%, and variable annuity D is valued using VACARVM at 5% – 7.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b)	certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

7	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets);

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities rather than included in retained earnings;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available-for-sale are recorded at amortized cost rather than estimated fair value; and

(h)	The statutory statements of cash flow do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Certain 2011 amounts included in the statutory financial statements have been reclassified to conform to the presentation adopted in 2012.

As discussed in note 14, effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles (SSAP) 101 which replaces SSAP 10R.  In previous years, under SSAP 10R, only temporary timing differences which were recognized as deferred tax assets and that reversed within one year were treated as admitted assets, subject to a maximum of 10% of surplus.  In 2012, under SSAP 101, existing temporary timing differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus. Additionally, pursuant to SSAP 101, gross deferred tax assets are first reduced by a statutory valuation allowance adjusted to an amount that is more likely than not to be realized (adjusted gross deferred tax assets).  Adjusted gross deferred tax assets are then admitted as prescribed by SSAP 101. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707.

8	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(3)	Other Significant Accounting Practices

(a)	Cash and Short-term Investments

Cash and cash equivalents include short-term investments with original maturities of three months or less. The carrying amounts for cash and short-term investments approximate their fair values.  Short-term investments are carried at amortized cost.

(b)	Bonds

Bonds are reported at amortized cost.  Amortization of premiums and accretion of discounts on bonds are recognized using a method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds is based on quoted market prices, where available or is estimated using values from independent pricing services.

(c)	Impairment of Invested Assets

The Company regularly reviews fixed maturity securities to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.  Investments are deemed to be impaired when there is no longer reasonable assurance of timely collection of the full amount of the principal and interest due.  The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

9	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(d)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

Depreciation and amortization are recorded in net income on the statement of statutory income and are calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $46,367, $41,403, $51,728 was included in net income for 2012, 2011 and 2010, respectively.  Amortization of leasehold improvements of $26,598, $31,918, $31,918 was included in net income for 2012, 2011 and 2010, respectively, and all remaining leasehold improvements totaling $159,590 were written off in 2012.

(e)	Policy loans

The carrying amounts for policy loans approximate their fair values.

(f)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses.  Investments are assigned a NAIC rating which is used in the AVR computation.

(g)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(h)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent net premiums received plus accumulated interest.

(i)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense

10	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

(j)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s balance sheet. Premiums and annuity considerations received from the Company’s variable annuity and life products comprise approximately 60% in 2012 and 55% in 2011 of the Company’s total premiums and annuity considerations received.

(k)	Separate Accounts

Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company. The assets supporting the variable portion of the variable annuity and variable life contracts are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities.

(l)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 12, 2013, have been evaluated in the preparation of the financial statements.

11	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(4)	Investments

Investment income for the years indicated consists of the following:

	2012	2011	2010
Interest on fixed maturities	$12,968,453	$11,266,513	$12,679,583
Interest on short term investments	3,642	77	19,106
Interest on policy loans	4,560,522	4,304,984	4,053,147
Total investment income	17,532,617	15,571,574	16,751,836
Investment expense	559,734	520,315	541,012
Net investment income	$16,972,883	$15,051,259	$16,210,824

There was no investment income deducted or excluded as nonadmitted.

The amortized cost and estimated fair value of investments at December 31, 2012 and 2011 are as follows:

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2012:

U.S. Treasury securities and obligations of U.S. Gov’t corps and agencies	$16,315,711	$1,099,382	$-	$17,415,093
Debt securities issued by states of the U.S.	24,349,108	3,558,141	-	27,907,249
Corporate debt securities	250,160,970	23,063,070	83,305	273,140,735
	$290,825,789	$27,720,593	$83,305	$318,463,077

12	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2011:
U.S. Treasury securities and obligations of
U.S. Gov’t corps and agencies	$23,845,642	$1,387,063	$9,055	$25,223,650
Debt securities issued by
states of the U.S.	23,799,395	2,675,367	-	26,474,762
Corporate debt securities	195,604,376	11,638,466	1,308,086	205,934,756
	$243,249,413	$15,700,896	$1,317,141	$257,633,168

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2012		December 31, 2011
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$7,018,160	$83,305	$41,027,262	$1,317,141
12 months or more	-	-	-	-
	$7,018,160	$83,305	$41,027,262	$1,317,141

The amortized cost and estimated fair value of bonds at December 31, 2012, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
		Estimated
	Amortized	fair
	Cost	value

Due in one year or less	$7,551,457	$7,618,030
Due after one year through five years	66,768,100	73,569,353
Due after five years through ten years	174,409,398	190,450,003
Due after ten years	42,096,834	46,825,691
	$290,825,789	$318,463,077

13	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

Proceeds from sales of investments in bonds were $31,361,287, $31,198,359 and $186,553,704 in 2012, 2011 and 2010, respectively. Gross gains of $692,767 and gross losses of $192,275 were realized on those sales in 2012.  Gross gains of $251,696 and gross losses of $274,116 were realized on those sales in 2011. Gross gains of $7,532,336 and gross losses of $243,963 were realized on those sales in 2010. Realized gains (losses) transferred to the IMR were $330,378 in 2012, $60,199 in 2011, and $4,863,639 in 2010.

(5)	Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, various methods are used including market, income and cost approaches. Based on these approaches, certain assumptions that market participants would use in pricing the asset or liability are used, including assumptions about risk and/or the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated, or generally unobservable firm inputs. Valuation techniques used, maximize the use of observable inputs and minimize the use of unobservable inputs. Financial instruments measured at fair value are categorized according to the fair value hierarchy prescribed by SSAP 100, based on the observability of inputs used in the valuation techniques. The fair value hierarchy ranks the quality and reliability of the information used to determine fair values. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

●	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.
●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.

●	Level 3: Fair value measurements using significant inputs that are not readily observable in the market.

Level 1 consists of financial instruments whose value is based on quoted market prices such as exchange-traded mutual funds and listed equities.

Level 2 includes financial instruments that are valued using models or other valuation methodologies. These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace,

14	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

Level 3 is comprised of financial instruments whose fair value is estimated based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.  The Company does not have any Level 3 assets or liabilities.

The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company’s insurance contracts other than investment – type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2012
Bonds	$-	$318,463,077	$-	$318,463,077	$290,825,789
Cash, cash equivalents and short-term securities	9,884,804		-	9,884,804	9,884,804
Separate account assets	947,792,269	-	-	947,792,269	947,792,269
	957,677,073	318,463,077	-	1,276,140,150	1,248,502,862
December 31, 2011
Bonds	-	257,633,168	-	257,633,168	243,249,413
Cash, cash equivalents and short-term securities	9,714,016		-	9,714,016	9,714,016
Separate account assets	852,967,524	-	-	852,967,524	852,967,524
	862,681,540	257,633,168	-	1,120,314,708	1,105,930,953

There were no transfers between levels in 2012 and 2011.

15	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FICC, for the benefit of its employees and those of other wholly owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. First Investors Consolidated Corporation allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2012, 2011 and 2010, the Company charged operations $88,036, $101,967, and $103,000, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. Contributions to this plan were not material.

(7)	Commitments and Contingent Liabilities

The Company has agreements with  nonaffiliates as follows:

(a)
The Company’s maximum retention on any one life is $250,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. The Company had reinsured 56% of its net life insurance in force at December 31, 2012 and 54.5% at December 31, 2011.  The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies.

(b)
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

16	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(8)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During, the years ended December 31, 2012, 2011 and 2010, the Company paid approximately $2,707,701, $2,593,605, and $2,748,000, respectively, for these services. In addition, the Company reimbursed an affiliate $10,316,931 in 2012, $10,292,575 in 2011, and $6,681,000 in 2010 for commissions relating to the sale of its products.

(9)	Capital and Surplus

(a)	Participating business represented 1.6% and 1.8% of individual life insurance in force at December 31, 2012 and 2011, respectively.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $37,491,054 and $27,502,793 at December 31, 2012 and 2011, respectively, and was earned partly by the participating account and partly by the nonparticipating account.  Distributions in excess of the lesser of 10% of policyholders’ surplus as of the preceding year end or its net gain from operations for the immediately preceding calendar year are subject to approval by the New York State Department of Financial Services.

During 2012 and 2011 the Company paid ordinary dividends of $2,750,000 and $1,944,000, respectively.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit,

17	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2012 and 2011.

(d)	The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:

	2012	2011
Unrealized gains (losses)	$(4,223)	650
Nonadmitted assets	2,731,715	5,508,029
Asset valuation reserve	1,639,367	1,319,019
Deferred tax assets	7,003,986	7,011,567

(10)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro-rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

(c)	As of December 31, 2012 the Company has $168,022,038 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula.  Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

(g)	There are no significant other increases (net).

18	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(11)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2012 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	411,733,144	78.39%
At book value	102,321,458	19.48%
Not subject to discretionary withdrawal	11,206,486	2.13%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	525,261,088	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$525,261,088	100.00%

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2011.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value:
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	385,605,339	82.52%
At book value	70,140,636	15.01%
Not subject to discretionary withdrawal	11,544,615	2.47%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	467,290,590	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$467,290,590	100.00%

19	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

(12)	Premium and Annuity Consideration Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2012 were:

	Gross	Net	Loading
Type:
Ordinary new business	$344,146	247,928	96,218
Ordinary renewal	2,549,735	3,153,391	(603,656)
Total	$2,893,881	3,401,319	(507,438)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2011 were:

	Gross	Net	Loading
Type:
Ordinary new business	$363,353	262,381	100,972
Ordinary renewal	2,971,610	3,290,559	(318,949)
Total	$3,334,963	3,552,940	(217,977)

(13)	Separate Accounts

General Nature and Characteristics

The Company has two nonguaranteed separate accounts which fund both limited pay variable life insurance policies and single premium variable life policies and three nonguaranteed separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.

The two variable life policies are a fixed premium product and single premium product with a minimum guaranteed death benefit.

20	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

		Annuities
	Variable life	variable	Total
Premiums and considerations	$37,677,851	$23,879,030	$61,556,881
Reserves at December 31, 2012:
With assets at market value	526,947,725	411,733,144	938,680,869
Subject to discretionary
withdrawal at market value	526,947,725	411,733,144	938,680,869

Reconciliation of net transfers to (from) separate accounts are as follows:

	2012	2011
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$61,556,881	$52,192,347
Transfers from separate accounts as contained in
the annual statement of the separate accounts	85,763,791	81,052,313
	(24,206,910)	(28,859,966)
Reconciling items:
Other	(109,092)	95,197
	$(24,316,002)	$(28,764,769)

(14)	Federal Income Taxes

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company adopted SSAP 101, a replacement of SSAP No. 10R, effective January 1, 2012.  The December 31, 2011 balances and related disclosures are calculated and presented pursuant to SSAP 10R. As a result of the adoption of SSAP 101, the Company’s surplus and admitted deferred tax assets as of January 1, 2012 increased by $2,460,707. The December 31, 2012 balances and related disclosures are calculated and presented pursuant to SSAP 101.

21	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:

	2012	2011	Change
	Ordinary	Ordinary	Ordinary
Total gross deferred tax assets	$7,078,000	$7,111,000	$(33,000)
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	7,078,000	7,111,000	(33,000)
Deferred tax assets nonadmitted	(2,398,986)	(4,989,567)	2,590,581
Subtotal net admitted deferred tax assets	4,679,014	2,121,433	2,557,581
Deferred tax liabilities	(74,014)	(99,433)	25,419
Net admitted deferred tax assets	$4,605,000	$2,022,000	$2,583,000

The amount of deferred tax assets admitted under each component of SSAP 101 for 2012 are as follows:

2012
Ordinary

Federal income taxes paid in prior years recoverable through loss carrybacks (11.a.)	$4,605,000
Admitted under paragraph 11.b.	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	74,014
Deferred tax assets admitted as the result of application of SSAP No. 101	$4,679,014

The amount of admitted adjusted gross deferred tax assets admitted under each component of SSAP 10R for 2011 are as follows:

2011
Ordinary
Admitted under paragraph 10.a. from prior years income taxes paid that can be recovered through loss carrybacks	$2,022,000
Admitted under paragraph 10.b.	-
Adjusted gross DTAs offsetting existing DTLs, admitted under paragraph 10.c.	99,433
Total admitted from the application of paragraph 10.a. - 10.c.	$2,121,433

22	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

The Company did not elect to admit deferred tax assets pursuant to Paragraph 10.e. of SSAP 10R for 2011 and 2010.

The change in deferred tax assets admitted under each component of SSAP 101 between 2012 and 2011 are as follows:

Change
Ordinary

Federal income taxes paid in prior years recoverable through loss carrybacks (2012 - 11.a. less 2011 - 10.a.)	$2,583,000
Adjusted gross DTAs expected to be realized after application of the threshold limitations	-
Adjusted gross DTAs offset by gross DTLs (2012 - 11.c. less 2011 - 10.c.)	(25,419)
Deferred tax assets admitted as the result of application of SSAP No. 101	2,557,581

The ratios used for the threshold limitation for 11.b. above are as follows:

	2012	2011

Ratio percentage used to determine recovery period and threshold limitation amount	1149%	1060%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$43,912,450	$36,190,166

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.

There are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

23	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2012	2011	Change
Deferred tax assets:
Policyholder dividend provision	$247,000	249,000	(2,000)
Deferred acquisition costs	5,158,000	4,959,000	199,000
Reserves	1,163,000	1,231,000	(68,000)
Deferred compensation	436,000	616,000	(180,000)
Other	74,000	56,000	18,000
	7,078,000	7,111,000	(33,000)
Nonadmitted deferred tax assets	(2,398,986)	(4,989,567)	2,590,581
	4,679,014	2,121,433	2,557,581
Deferred tax liabilities:
Depreciation	10,000	43,000	(33,000)
Bond discount	64,014	56,433	7,581
Net admitted deferred taxes	$4,605,000	2,022,000	2,583,000

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2012 and 2011 was $0 for each year, respectively.

The realization of the deferred tax asset is dependent upon the Company’s ability to generate sufficient taxable income in future periods.  Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2012	2011	Change
Total deferred tax assets	$7,078,000	$7,111,000	$(33,000)
Total deferred tax liabilities	(74,014)	(99,433)	25,419
Net deferred tax assets (liabilities)	7,003,986	7,011,567	(7,581)
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$7,003,986	$7,011,567	$(7,581)

24	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2012, 2011 and 2010

(in US Dollars)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2012			2011
		Tax effect	Tax		Tax effect	Tax
	Amount	35%	Rate	Amount	35%	Rate
Income before taxes	$13,606,263	4,762,192	35%	13,582,969	4,754,039	35%
Dividends received deduction	(2,918,201)	(1,021,370)	(8)%	(3,033,827)	(1,061,839)	(8)%
Other	(1,204,939)	(421,729)	(3)%	(1,054,763)	(369,167)	(3)%
Total	9,483,123	3,319,093	24%	9,494,379	3,323,033	24%

	2010
		Tax effect	Tax
	Amount	35%	Rate
Income before taxes	$12,840,564	4,494,197	35%
Dividends received deduction	(2,551,270)	(892,944)	(7)%
Other	(2,372,774)	(830,471)	(6)%
Total	7,916,520	2,770,783	22%

	2012	2011	2010
Federal income taxes incurred	$3,311,512	3,297,629	725,389
Change in net deferred income tax assets	7,581	25,404	2,045,393
Total tax provision	$3,319,093	3,323,033	2,770,782

Effective rate	24%	24%	22%

As of December 31, 2012, there are no operating loss, net capital loss or tax credit carryforwards available for tax purposes.

The amount of Federal income taxes incurred for the years ended December 31, 2012, 2011 and 2010 that are available for recoupment in the event of future net losses are $3,430,912, 3,356,707, and $4,072,641, respectively.

The aggregate amount of deposits admitted under Section 6603 of the Internal Revenue Code is $0.

25	(Continued)

FIRST INVESTORS LIFE INSURANCE COMPANY

Supplementary Schedule - Reinsurance

For the years ended December 31, 2012 and 2011

(in US Dollars)

The amount of life insurance in force (in $000’s) for the years ended December 31 is:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2012	$9,840,047	$5,476,106	$4,363,941
2011	9,456,964	5,155,615	4,301,349

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount

2012
Life insurance	$71,792,901	$4,722,513	$67,070,388
Annuity	59,520,689	-	59,520,689
Supplementary contracts	-	-	-
Accident and health	5,551	-	5,551
	$131,319,141	$4,722,513	$126,596,628

2011
Life insurance	$67,380,689	$4,261,946	$63,118,743
Annuity	48,491,082	-	48,491,082
Supplementary contracts	-	-	-
Accident and health	4,604	-	4,604
	$115,876,375	$4,261,946	$111,614,429

26

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors First Investors Life Insurance Company New York, New York

We have audited the accompanying statement of admitted assets, liabilities, and capital and surplus -- statutory basis -- of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the related statements of income and cash flows -- statutory basis -- and changes in capital and surplus -- statutory basis -- for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with the accounting practices prescribed by insurance regulatory authorities, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of First Investors Life Insurance Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Philadelphia, Pennsylvania
March 9, 2011

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

PART C:  OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:
The financial statements for the period ended December 31, 2012 for First Investors Life Insurance Company and First Investors Life Variable Annuity Fund C are included in Part B of this Registration Statement.
(b)	Exhibits:
	1.	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account C. /1/
	2.	Not applicable.
	3.	Distribution Contracts:
(a) Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Variable Annuity Fund C and First Investors Corporation. /3/
(b) Specimen Variable Annuity Dealer Agreement between First Investors Corporation and dealers. /1/
	4.	Specimen Individual Variable Annuity Contract issued by First Investors Life Insurance Company for participation in Separate Account C. /1/
	5.	Form of application used with Individual Variable Annuity Contracts provided in response to (4) above. /1/
	6.	(a) (1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(2) Certificate of Amendment. /1/
(3) Certificate of Amendment. /1/
(4) Certificate of Amendment. /1/
(5) Certificate of Amendment. /1/
(b) By-laws of First Investors Life Insurance Company. /1/
	7.	Not applicable.
	8.	Not applicable.
	9.	Opinion of and consent of counsel. /2/
	10.	(a) Consents of Independent Public Accountants. /5/
(b) Exemptive Order. /1/
	11.	Not applicable.
	12.	Not applicable.
	13.	Powers of Attorney for Signatories. /4/

/1/	Incorporated herein by reference to Post-Effective Amendment No. 10 to this Registration Statement filed on May 19, 1997.
/2/	Incorporated herein by reference to Post-Effective Amendment No. 11 to this Registration Statement filed on April 29, 1998.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 29 to this Registration Statement filed on April 28, 2011.
/4/	Incorporated herein by reference to the initial Registration Statement on Form N-4 filed by First Investors Life Variable Annuity Fund D (File Nos. 333-186359; 811-08205) on January 31, 2013.
/5/           Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following are the Directors and Officers of First Investors Life Insurance Company (unless otherwise noted, an individual’s business address is 55 Broadway, New York, New York 10006):

Name and Principal	Position and Office with
Business Address	First Investors Life Insurance Company

Carol Lerner Brown	Secretary

Pratibha Canaran	Vice President - Finance

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Lawrence M. Falcon	Senior Vice President and Comptroller
Raritan Plaza 1
Edison, NJ 08837

Steven Guterman	Director

Jason Helbraun	Assistant Vice President

William M. Lipkus Raritan Plaza 1 Edison, NJ 08837	Chairman, Vice President, Chief Financial Officer, Treasurer, Chief Administrative Officer and Director

Martha E. Marcon	Director

Loretta McCarthy	Director

George S. Mohacsi	Director

Glen Mueller	Vice President and Chief Underwriter
Raritan Plaza 1
Edison, NJ 08837

David Schimmel	Vice President
Raritan Plaza 1
Edison, NJ 08837

John Shey	Assistant Vice President

Carol E. Springsteen	President and Director

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of First Investors Life Insurance Company, the Depositor, and, as such, might be deemed to be controlled by First Investors Life Insurance Company.  First Investors Life Insurance Company’s parent company is First Investors Consolidated Corporation (FICC) (Delaware), a holding company.  Set forth below are all persons controlled by FICC:

Administrative Data Management Corp. (New York).  Ownership: 100% owned by FICC; Principal Business: Transfer Agent; Affiliate of First Investors Life Insurance Company.

First Investors Corporation (New York).  Ownership:  100% owned by FICC; Principal Business: Broker-Dealer; Affiliate of First Investors Life Insurance Company.

First Investors Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

First Investors Advisory Services, LLC (Delaware).  Ownership: 100% owned by FICC; Principal Business: Investment Advisor; Affiliate of First Investors Life Insurance Company.

FICC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons other than FICC and persons controlled by FICC that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements being filed are those of the Registrant and First Investors Life Insurance Company.

*The organizational chart below is current as of December 17, 2012.

Item 27.	Number of Contractowners

As of March 29, 2013, the number of owners of variable annuity contracts offered by First Investors Life Variable Annuity Fund C was 6,779.

Item 28.	Indemnification

Article V of the By-Laws of First Investors Life Insurance Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of First Investors Life are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 29.	Principal Underwriter

(a)	First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A

First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of First Investors Corporation:

(The principal business address of each director and officer listed below is c/o First Investors Legal Department, 55 Broadway, New York, New York 10006.)

Name and Principal	Position and Office with
Business Address	First Investors Corporation

Carol Lerner Brown	Assistant Secretary
Pratibha Canaran	Vice President - Finance
Robert J. Grosso	Chief Compliance Officer
Laury Heydon-O’Neil	Vice President - Marketing
George D. Karris	Senior Vice President
William M. Lipkus	Chairman, Chief Financial Officer, Treasurer, Chief Administrative Officer and Director
Frederick Miller	Senior Vice President
Geeta Napoli	Assistant General Counsel
Larry Noyes	President & Director
Elizabeth Reilly	Vice President
Mark Segal	Assistant Vice President
Matthew Smith	Vice President
Marjorie Solowey	Vice President
Jay Stainsby	Assistant Secretary
William J. Vogt	Vice President
(c) Not Applicable.

Item 30.	Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by First Investors Life Insurance Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 31.	Management Services

Not applicable.

Item 32.	Undertakings

Registrant hereby makes the following undertakings:

(a)
An undertaking to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
An undertaking to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	An undertaking to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	Representation Regarding Reasonableness of Aggregate Contract Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

First Investors Life Insurance Company (“First Investors Life”) represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Contracts. First Investors Life bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contract, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 36 (“Amendment”) to its Registration Statement on Form N-4 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Ms. Springsteen and Messrs. Lipkus and Falcon), on this 22nd day of April, 2013.

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C (Registrant)
BY:	FIRST INVESTORS LIFE INSURANCE COMPANY /s/ Depositor (Depositor) (On behalf of the Registrant and itself)
By:	/s/ Carol E. Springsteen
Carol E. Springsteen
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-4 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Carol E. Springsteen	President and Director	April 22, 2013
Carol E. Springsteen

/s/ William M. Lipkus	Chairman, Vice President,	April 22, 2013
William M. Lipkus	Chief Financial Officer, Treasurer, Chief Administrative Officer and Director

/s/ Lawrence M. Falcon	Senior Vice President and	April 22, 2013
Lawrence M. Falcon	Comptroller

/s/ William H. Drinkwater	Senior Vice President and	April 22, 2013
William H. Drinkwater	Chief Actuary

/s/ Craig D. Cloyed	Director	April 22, 2013
Craig D. Cloyed*

/s/ Steven Guterman	Director	April 22, 2013
Steven Guterman*

/s/ Martha E. Marcon	Director	April 22, 2013
Martha E. Marcon*

/s/ Loretta McCarthy	Director	April 22, 2013
Loretta McCarthy*

/s/ George S. Mohacsi	Director	April 22, 2013
George S. Mohacsi*

By:	/s/ Carol E. Springsteen	April 22, 2013
Carol E. Springsteen (Attorney-in-Fact)

INDEX TO EXHIBITS

Exhibit Number	Description

10(a)	Consents of Independent Public Accountants